Exhibit 10.9

Bond No. SUR0020555

FINAL ACCEPTANCE PAYMENT AND PERFORMANCE BOND

KNOW ALL MEN BY THESE PRESENTS, that we Real Goods Energy Tech, Inc. D/B/A Real Goods Solar, Inc., as Principal (and Contractor), and Argonaut Insurance Company as Surety, are held and firmly bound unto BAL Solar Portfolio I, LLC (“Obligee”) for the sum of Six Hundred Twenty Three Thousand Nine Hundred Forty Six and 20/100 ($623,946.20), in good and lawful money of the United States of America, the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the Principal entered into a certain Engineering, Procurement, and Construction Agreement dated June 16, 2012, with GASNA 14P, LLC (the “Contract”, which shall have the same meaning as the “Agreement”, as defined therein) for the Williamstown Solar Project (“Project”)1.

NOW THEREFORE, if the said Principal shall fully perform, each, every and all of the terms and conditions of said Contract (including any amendments to the Contract) on the part of the said Principal to be kept performed, including but not limited to, compliance with all guarantees, warranties, indemnities, achievement of Provisional and Final Acceptance, the payment of liquidated damages, and all other obligations set forth in the Contract or its amendments (collectively, the “Obligations”), then this obligation shall be of no effect, but otherwise it shall remain in full force and effect, and Surety shall perform, cause to be performed (including without limitation correct any defective work, execute any required warranty work and satisfy all conditions required for Provisional and Final Acceptance, all in accordance with the Contract requirements) and/or otherwise financially satisfy said Obligations (including all damages incurred by Obligee due to Contractor’s default). With respect to the performance of any work required and otherwise requested under this Bond, Surety shall, at its expense and the discretion of the Obligee (in addition to paying Obligee all damages incurred by Obligee as a result of Contractor’s default), either: (a) arrange for the Contractor, with the consent of Obligee, to perform and complete the required Obligations; (b) obtain bids or negotiated proposals from qualified contractors acceptable to Obligee for a contract to perform and complete the Obligations, arrange for a contract to be prepared for execution by Obligee and a contractor selected with Obligee’s concurrence, to be secured with performance and payment bonds executed by a qualified surety equivalent to the bonds issued on the Contract and which work shall all be paid for by Surety; (c) undertake to perform and complete the Obligations itself, through its agents or independent contractors; or (d) indemnify Obligee for all costs incurred by Obligee to perform and complete the Obligations on its own. This Final Acceptance Payment and Performance Bond (the “Bond”) shall remain in effect during the period described below.

The term of this bond is for the period commencing February 15, 2013 and expiring on October 15, 2015, unless released by the Obligee prior thereto. However, the term of this bond may be renewed for an additional one-year period(s) by the issuance of a Continuation Certificate by the Surety.

1 All capitalized terms not defined herein shall have the same meaning as defined in the Contract.

It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said Contract, any change in the character of scope of the work to be performed, or the method of performance, under said Contract or modification of said Contract or in the time for completion thereof, any change in the manner, time or amount of payment as provided therein, or any change that may be made in the performance of the work under said Contract, may be made without notice to the Surety, and without affecting the obligations of the Surety under this bond and without requiring the consent of the Surety, and no such change or changes shall release the Surety from any of its obligations hereunder, and the Surety hereby consents to and waives notice of any such change, alteration, modification or amendment.

Upon first demand of the Obligee, Surety unconditionally, expressly and irrevocably agrees to pay to Obligee making said demand the sum requested by Obligee within Thirty (30) calender days from the date of such demand. Surety agrees that demand for payment or performance of the obligation to the Principal shall not be required prior to presentation of such demand for payment from the Surety and/or a condition precedent to the Surety’s obligation to make payment to any Obligee under this Bond. Any demand for payment presented to Surety by the Obligee hereunder shall be a simple statement that shall state that the Principal is in breach of the Contract and shall also include the account information of the Obligee.

Any demands against Surety under this Bond should be made to:

Argonaut Insurance Company

225 W. Washington, 6th Floor

Attention: Surety Bond Claims

phone: 312-849-6992; email: contact@argosurety.com

Any legal proceedings arising under or otherwise related to this Bond may be instituted in any court of competent jurisdiction (federal or state) where the Project is located, which venue and jurisdiction the Surety expressly consents to for any dispute arising from or relating to the enforcement of this Bond.

Obligee may freely assign its rights, title and interest under the Bond to any person, firm, or entity.

Nothing herein shall in any way limit, cap or otherwise modify Contractor’s obligations, financial and otherwise, under the Contract.

The Surety’s total obligation shall not exceed the penal sum of this Bond.

IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals, this 15th day of February 2013.

CONTRACTOR AS PRINCIPAL		SURETY
Company:	Real Goods Energy Tech, Inc.	Company: Argonaut Insurance Company
	D/B/A Real Goods Solar, Inc. (Seal)	(Seal)

Signature:		Signature:	/s/ Angela M. Tindol
Name and Title:		Name and Title: Angela M. Tindol, Attorney-in-Fact
Attach Power of Attorney

Witness:		Witness:

(Any additional signatures appear on page attached)
FOR INFORMATION ONLY
AGENT OR BROKER:
(Name, Address and Telephone)

Acknowledged and Accepted:

GASNA 14P, LLC

By:
Name:
Title:

AS-0049502

Argonaut Insurance Company

Deliveries Only: 225 W. Washington, 6th Floor

Chicago, IL 60606

United States Postal Service: P.O. Box 469011, San Antonio, TX 78246

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the Argonaut Insurance Company, a Corporation duly organized and existing under the laws of the State of Illinois and having its principal office in the County of Cook, Illinois does hereby nominate, constitute and appoint:

Anuj Jain, Sheila J. Montoya, Charles McDaniel, Mona D. Weaver, Angela M. Tindol, John Browning

Their true and lawful agent(s) and attorney(s)-in-fact, each in their separate capacity if more than one is named above, to make, execute, seal and deliver for and on its behalf as surety, and as its act and deed any and all bonds, contracts, agreements of indemnity and other undertakings in suretyship provided, however, that the penal sum of any one such instrument executed hereunder shall not exceed the sum of:

$25,000,000,00

This Power of Attorney is granted and is signed and sealed under and by the authority of the following Resolution adopted by the Board of Directors of Argonaut Insurance Company:

“RESOLVED, That the President, Senior Vice President, Vice President, Assistant Vice President, Secretary, Treasurer and each of them hereby is authorized to execute powers of attorney, and such authority can be executed by use of facsimile signature, which may be attested or acknowledged by any officer or attorney, of the Company, qualifying the attorney or attorneys named in the given power of attorney, to execute in behalf of, and acknowledge as the act and deed of the Argonaut Insurance Company, all bond undertakings and contracts of suretyship, and to affix the corporate seal thereto.”

IN WITNESS WHEREOF, Argonaut Insurance Company has caused its official seal to be hereunto affixed and these presents to be signed by its duly authorized officer on the 15th day of June, 2012.

Argonaut Insurance Company

by:	/s/ Michael E. Arledge
Michael E. Arledge, President

STATE OF TEXAS

COUNTY OF HARRIS SS:

On this 15th day of June, 2012 A.D., before me, a Notary Public of the State of Texas, in and for the County of Harris, duly commissioned and qualified, came THE ABOVE OFFICER OF THE COMPANY, to me personally known to be the individual and officer described in, and who executed the preceding instrument, and he acknowledged the execution of same, and being by me duly sworn, deposed and said that he is the officer of the said Company aforesaid, and that the seal affixed to the preceding instrument is the Corporate Seal of said Company, and the said Corporate Seal and his signature as officer were duly affixed and subscribed to the said instrument by the authority and direction of the said corporation, and that Resolution adopted by the Board of Directors of said Company, referred to in the preceding instrument is now in force.

IN TESTIMONY WHEREOF, I have hereunto set my hand, and affixed my Official Seal at the County of Harris, the day and year first above written.

/s/ Stephanie Gunderson
(Notary Public)

I, the undersigned Officer of the Argonaut Insurance Company, Illinois Corporation, do hereby certify that the original POWER OF ATTORNEY of which the foregoing is a full, true and correct copy is still in full force and effect and has not been revoked.

IN WITNESS WHEREOF, I have hereunto set my hand, and affixed the Seal of said Company, on the 15th day of February, 2013

/s/ Joshua C. Betz
Joshua C. Betz, Vice President

THIS DOCUMENT IS NOT VALID UNLESS PRINTED ON SHADED BACKGROUND WITH BLUE SERIAL NUMBER IN THE UPPER RIGIIT HAND CORNER. IF YOU HAVE QUESTIONS ON AUTHENTICITY OF THIS DOCUMENT CALL (210) 321-8400.

Bond No. DVIFSU0614645

SURETY BOND TO PROTECT AGAINST MECHANICS' LIEN CLAIM

KNOW ALL MEN BY THESE PRESENTS, that we Real Goods Energy Tech, Inc. D/B/A Real Goods Solar, Inc., a corporation organized and existing under the laws of the State of Illinois (as “Principal”) and International Fidelity Insurance Company, duly authorized and qualified to become surety on bonds in the State of Vermont (as “Surety”) are held and firmly bound unto First American Title Insurance Company (as “Obligee”) in the penal sum of: Four Hundred Fifty Six Thousand Four Hundred Fifty Nine and 77/100 ($456,459.77) for the payment of which, well and truly to be made, we hereby bind ourselves and each of us, our and each of our successors and assigns, jointly and severally, firmly by these presents.

The condition of the above obligation is such that, whereas, the Obligee is about to issue its guaranty policy or an endorsement thereto No. 5011450-0002292e upon and guaranteeing the title to the following described real estate, to wit:

See Exhibit A attached hereto and made a part hereof.

WHEREAS said Obligee, in its examination of the title to said real estate, has raised as exceptions to the title the following mentioned actual or supposed rights and interests, liens, claims, encumbrances, or defects in title, which now exist or may at any time be claimed to exist, against the premises hereinabove described or some part thereof, to wit:

Notice and Memorandum of Lien filed by E.S.S., LLC, against GASNA 14P, LLC, recorded on the 14th day of November, 2012, as Book No. 153 Page No. 267 of the Town of Williamstown, Vermont land records, in the amount of Three Hundred Four Thousand Three Hundred Six and 51/100 ($304,306.51) (“Claim for Lien”).

WHEREAS said Obligee has been requested to issue its guaranty policy as aforesaid, free and clear of all mention of said Claim for Lien; and

WHEREAS said Obligee may hereafter in the ordinary course of its business issue another policy or other policies, other endorsement or endorsements, in the form or forms now or then commonly used by said Obligee, guaranteeing the title to said premises or to some part or parts thereof or interest therein without mention of said Claim for Lien:

NOW, THEREFORE, if the said Principal shall forever fully protect, defend and save harmless said Obligee from and against the said Claim for Lien and from and against any and every suit, action or proceeding to enforce the same (to the extent that said Claim for Lien pertains to or concerns the above described real estate or any part thereof), and from any and all loss, costs, damages, attorneys' fees and expenses of every kind and nature which it may at any time or times suffer or incur under or by reason or consequences of said guaranty policy including endorsements thereto and (or) of any and every other policy or policies which it may at any time or times hereafter issue guaranteeing the title to said real estate or to any part or parts thereof or interest therein, on account of said Claim for Lien or on account of any rights asserted or which may be asserted thereunder, or on account of any mechanics' lien existing in favor of said Principal or of any person or persons claiming by, through or under said Principal, upon or against said real estate or as the results of any suit action or proceeding to enforce such lien or any part thereof; and shall, as against the assertion or attempted assertion of such lien on said real estate or any part thereof, or on account thereof, defend at its own cost and charges in behalf and for the protection of said Obligee and of the parties guaranteed, or who may be guaranteed by it under its said policy or policies (but without prejudice to the right of said Obligee to defend if it so elects), any and every suit, action or proceeding in which such lien or any part thereof may be asserted or attempted to be asserted upon or against said real estate or any part thereof or interest therein, then the above obligation be void; otherwise to remain in full force and virtue.

It is understood and agreed that the Surety’s liability hereunder is limited to the penal sum of this bond.

Signed, sealed and dated this 18th day of February, 2013.

(Principal)	(Surety)

Real Goods Energy Tech, Inc. D/B/A Real Goods Solar, Inc.	International Fidelity Insurance Company

By:	By:	/s/ Angela M. Tindol

Its:	Its:	Angela M. Tindol, Attorney-in-Fact

Tel (973) 624-7200

POWER OF ATTORNEY

INTERNATIONAL FIDELITY INSURANCE COMPANY

ALLEGHENY CASUALTY COMPANY

ONE NEWARK CENTER, 20TH FLOOR NEWARK, NEW JERSEY 07102-5207

KNOW ALL MEN BY THESE PRESENTS:   That INTERNATIONAL FIDELITY INSURANCE COMPANY, a corporation organized and existing under the laws of the State of New Jersey, and ALLEGHENY CASUALTY COMPANY a corporation organized and existing under the laws of the State of Pennsylvania, having their principal office in the city of Newark, New Jersey, do hereby constitute and appoint

ANGELA HAUCK, JOHN BROWNING, CHARLES M. MCDANIEL, ANGELA M. TINDOL, MONA D. WEAVER, SHEILA J. MONTOYA, ANUJ JAIN Denver, CO.

their true and lawful attorney(s)-in-fact to execute, seal and deliver for and on its behalf as surety, any and all bonds and undertakings, contracts of indemnity and other writings obligatory in the nature thereof, which are or may be allowed, required or permitted by law, statute, rule, regulation, contract or otherwise, and the execution of such instrument(s) in pursuance of these presents, shall be as binding upon the said INTERNATIONAL FIDELITY INSURANCE COMPANY and ALLEGHENY CASUALTY COMPANY, as fully and amply, to all intents and purposes, as if the same had been duly executed and acknowledged by their regularly elected officers at their principal offices.

This Power of Attorney is executed, and may be revoked, pursuant to and by authority of the By-Laws of INTERNATIONAL FIDELITY INSURANCE COMPANY and ALLEGHENY CASUALTY COMPANY and is granted under and by authority of the following resolution adopted by the Board of Directors of INTERNATIONAL FIDELITY INSURANCE COMPANY at a meeting duly held on the 20th day of July, 2010 and by the Board of Directors of ALLEGHENY CASUALTY COMPANY at a meeting duly held on the 15th day of August, 2000:

“RESOLVED, that (1) the President, Vice President, or Secretary of the Corporation shall have the power to appoint, and to revoke the appointments of, Attorneys-in-Fact or agents with power and authority as defined or limited in their respective powers of attorney, and to execute on behalf of the Corporation and affix the Corporation’s seal thereto, bonds, undertakings, recognizances, contracts of indemnity and other written obligations in the nature thereof or related thereto; and (2) any such Officers of the Corporation may appoint and revoke the appointments of joint-control custodians, agents for acceptance of process, and Attorneys-in-fact with authority to execute waivers and consents on behalf of the Corporation; and (3) the signature of any such Officer of the Corporation and the Corporation’s seal may be affixed by facsimile to any power of attorney or certification given for the execution of any bond, undertaking, recognizance, contract of indemnity or other written obligation in the nature thereof or related thereto, such signature and seals when so used whether heretofore or hereafter, being hereby adopted by the Corporation as the original signature of such officer and the original seal of the Corporation, to be valid and binding upon the Corporation with the same force and effect as though manually affixed.”

IN WITNESS WHEREOF, INTERNATIONAL FIDELITY INSURANCE COMPANY and ALLEGHENY CASUALTY COMPANY have each executed and attested these presents on this 12th day of March, 2012.

STATE OF NEW JERSEY County of Essex	/s/ Robert W. Minster ROBERT W. MINSTER Executive Vice President/Chief Operating Officer (International Fidelity Insurance Company) and President (Allegheny Casualty Company)

On this 12th day of March 2012, before me came the individual who executed the preceding instrument, to me personally known, and, being by me duly sworn, said he is the therein described and authorized officer of INTERNATIONAL FIDELITY INSURANCE COMPANY and ALLEGHENY CASUALTY COMPANY; that the seals affixed to said instrument are the Corporate Seals of said Companies; that the said Corporate Seals and his signature were duly affixed by order of the Boards of Directors of said Companies.

IN TESTIMONY WHEREOF, I have hereunto set my hand affixed my Official Seal, at the City of Newark, New Jersey the day and year first above written.
/s/ Cathy Vazquez A NOTARY PUBLIC OF NEW JERSEY My Commission Expires Mar. 27, 2014

CERTIFICATION

I, the undersigned officer of INTERNATIONAL FIDELITY INSURANCE COMPANY and ALLEGHENY CASUALTY COMPANY do hereby certify that I have compared the foregoing copy of the Power of Attorney and affidavit, and the copy of the Sections of the By-Laws of said Companies as set forth in said Power of Attorney, with the originals on file in the home office of said companies, and that the same are correct transcripts thereof, and of the whole of the said originals, and that the said Power of Attorney has not been revoked and is now in full force and effect.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 18th day of February, 2013.

/s/ Maria H. Branco

MARIA BRANCO, Assistant Secretary